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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                             -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 23, 2007

                      MEDIA & ENTERTAINMENT HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       001-33343                                         20-3178730
(Commission File Number)                    (IRS Employer Identification Number)

                              4429 EDMONDSON AVENUE
                               DALLAS, TEXAS 75205
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 522-9893

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

         On March 23, 2007, the underwriters for the Media & Entertainment Holdings, Inc.'s (AMEX: TVH.U) (the "Company") initial public offering ("IPO") completed their purchase of an additional 1,620,000 units ("Units") pursuant to their over-allotment option (the "Over-Allotment Option"). Each Unit consists of one share of common stock, $0.0001 par value per share, ("Common Stock") and one warrant to purchase one share of Common Stock. The Units were sold at an offering price of $8.00 per Unit, generating gross proceeds of $99,360,000 from the IPO and the exercise of the Over-Allotment Option.

         The balance sheet as of March 26, 2007, reflecting receipt of the net proceeds upon consummation of the IPO and exercise of the Over-Allotment Option, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

         On March 29, 2007, the Company announced that on March 23, 2007 the underwriters for the Company's initial public offering (the "IPO") purchased their Over-Allotment Option. In addition, the Company also announced today that commencing on April 2, 2007, the holders of the Company's units may elect to trade the common stock and warrants included in the units separately. Those units not separated will continue to trade on the American Stock Exchange under the symbol TVH.U, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols TVH and TVH.WS, respectively.

         A copy of the press release issued by the Company announcing the exercise of the over-allotment option and the separation of the units is attached hereto as Exhibit 99.2.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Business Acquired.

       Not applicable

(b)    Pro Forma Financial Information.

       Not applicable

(c)    Exhibits.

       Exhibit 99.1 - Unaudited Balance Sheet

       Exhibit 99.2 - Press Release dated March 29, 2007





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MEDIA & ENTERTAINMENT HOLDINGS, INC.



Date:  March 29, 2007      By: /s/ Herbert A. Granath
                               -------------------------------------------------
                               Herbert A. Granath
                               Chairman of the Board and Chief Executive Officer



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                                INDEX TO EXHIBITS


       Exhibit No.          Exhibit Title
       -----------          -------------

           99.1             Unaudited Balance Sheet

           99.2             Press Release dated March 29, 2007